UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2025

XTI AEROSPACE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8123 InterPort Blvd., Suite C Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 680-7412

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	XTIA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

As previously disclosed in the Current Report on Form 8-K filed by XTI Aerospace, Inc. (the “Company”) with the Securities and Exchange Commission on March 27, 2025, on March 24, 2025, as a result of the acquisition by CBIZ CPAs P.C. (“CBIZ”) of the attest business of Marcum LLP (“Marcum”), the Audit Committee of the Company’s Board of Directors approved the engagement of CBIZ as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, subject to the effectiveness of Marcum’s resignation upon the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Form 10-K”) and the execution of an engagement letter by the Company and CBIZ. Subsequent to the filing of the Form 10-K, on April 21, 2025, the Company and CBIZ entered into an engagement letter. Accordingly, CBIZ’s appointment as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was effective April 21, 2025.

During the fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through April 21, 2025, neither the Company nor anyone on the Company’s behalf consulted with CBIZ regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by CBIZ on the Company’s consolidated financial statements, and CBIZ did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTI AEROSPACE, INC.

Date: April 22, 2025	By:	/s/ Brooke Turk
	Name:	Brooke Turk
	Title:	Chief Financial Officer

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